Exhibit (m)(4): Calculations of Illustrations for VUL IV/VUL IV - ES 2008 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $13,563.29
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 11,007.40
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    175.00
- Monthly Deduction***               $    496.28
- Mortality & Expense Charge****     $    126.57
+ Hypothetical Rate of Return*****  -$    146.25
                                    ------------
=                                    $ 13,563.29 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     --------
1                         $  41.32
2                         $  41.33
3                         $  41.33
4                         $  41.34
5                         $  41.35
6                         $  41.35
7                         $  41.36
8                         $  41.37
9                         $  41.37
10                        $  41.38
11                        $  41.39
12                        $  41.39
Total                     $ 496.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $  (12.50)
2                         $  (12.44)
3                         $  (12.38)
4                         $  (12.33)
5                         $  (12.27)
6                         $  (12.22)
7                         $  (12.16)
8                         $  (12.10)
9                         $  (12.05)
10                        $  (11.99)
11                        $  (11.94)
12                        $  (11.88)
Total                     $ (146.25)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $13,563.29
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $    9,959 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,317.03
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,839.90
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   493.37
- Mortality & Expense Charge****     $   143.09
+ Hypothetical Rate of Return*****   $   788.60
                                     ----------
=                                    $   16,317 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     --------
1                         $  41.12
2                         $  41.12
3                         $  41.12
4                         $  41.12
5                         $  41.12
6                         $  41.12
7                         $  41.11
8                         $  41.11
9                         $  41.11
10                        $  41.11

11                        $  41.11
12                        $  41.11
Total                     $ 493.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     --------
1                         $  65.44
2                         $  65.49
3                         $  65.54
4                         $  65.59
5                         $  65.64
6                         $  65.69
7                         $  65.74
8                         $  65.79
9                         $  65.84
10                        $  65.90
11                        $  65.95
12                        $  66.00
Total                     $ 788.60

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,317.03
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   12,713 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,548.58
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $14,905.91
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   175.00
- Monthly Deduction***              $   490.03
- Mortality & Expense Charge****    $   161.72
+ Hypothetical Rate of Return*****  $ 1,969.43
                                    ----------
=                                   $   19,549 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     --------
1                         $  40.90
2                         $  40.89
3                         $  40.88
4                         $  40.87
5                         $  40.85
6                         $  40.84
7                         $  40.83
8                         $  40.82
9                         $  40.81
10                        $  40.79
11                        $  40.78
12                        $  40.77
Total                     $ 490.03

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ---------
1                         $  158.93
2                         $  159.85
3                         $  160.78
4                         $  161.71
5                         $  162.65
6                         $  163.60
7                         $  164.55
8                         $  165.51
9                         $  166.49
10                        $  167.46
11                        $  168.45
12                        $  169.45
Total                     $1,969.43

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $19,548.58
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $   15,945 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,824.83
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 78,773.56
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $  1,250.00
- Monthly Deduction***              $  3,749.27
- Mortality & Expense Charge****    $    904.39
+ Hypothetical Rate of Return*****  $ (1,045.07)
                                    -----------
=                                   $    96,825 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ----------
1                         $   312.01
2                         $   312.09
3                         $   312.16
4                         $   312.24
5                         $   312.32
6                         $   312.40
7                         $   312.48
8                         $   312.56
9                         $   312.64
10                        $   312.71
11                        $   312.79
12                        $   312.87
Total                     $ 3,749.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                       Interest
-----                     ------------
1                         $    (89.38)
2                         $    (88.96)
3                         $    (88.54)
4                         $    (88.13)
5                         $    (87.71)
6                         $    (87.29)
7                         $    (86.88)
8                         $    (86.46)
9                         $    (86.05)

10                        $    (85.63)
11                        $    (85.22)
12                        $    (84.81)
Total                     $ (1,045.07)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $96,824.83
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   75,985 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,579.10
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 91,930.93
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $  1,250.00
- Monthly Deduction***              $  3,717.22
- Mortality & Expense Charge****    $  1,023.12
+ Hypothetical Rate of Return*****  $  5,638.50
                                    -----------
=                                   $   116,579 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ----------
1                         $   309.84
2                         $   309.82

3                         $   309.81
4                         $   309.80
5                         $   309.79
6                         $   309.77
7                         $   309.76
8                         $   309.75
9                         $   309.74
10                        $   309.73
11                        $   309.71
12                        $   309.70
Total                     $ 3,717.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $   468.22
2                         $   468.52
3                         $   468.81
4                         $   469.11
5                         $   469.42
6                         $   469.72
7                         $   470.02
8                         $   470.33
9                         $   470.63
10                        $   470.94
11                        $   471.24
12                        $   471.55
Total                     $ 5,638.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $116,579.10
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $    95,739 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,769.60
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $106,767.69
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $  1,250.00
- Monthly Deduction***              $  3,680.41
- Mortality & Expense Charge****    $  1,156.97
+ Hypothetical Rate of Return*****  $ 14,089.28
                                    -----------
=                                   $   139,770 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ---------
1                         $  307.39
2                         $  307.27
3                         $  307.14
4                         $  307.02
5                         $  306.90
6                         $  306.77
7                         $  306.64
8                         $  306.52
9                         $  306.39
10                        $  306.26
11                        $  306.13
12                        $  305.99
Total                     $3,680.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $ 1,137.70
2                         $ 1,144.14
3                         $ 1,150.64
4                         $ 1,157.18
5                         $ 1,163.78
6                         $ 1,170.43
7                         $ 1,177.14
8                         $ 1,183.90
9                         $ 1,190.72
10                        $ 1,197.60
11                        $ 1,204.53
12                        $ 1,211.51
Total                     $14,089.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $139,769.60
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   118,930 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,932.12
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,501.95
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   633.25
- Mortality & Expense Charge****     $   121.35
+ Hypothetical Rate of Return*****  -$   140.22
                                    -----------
=                                    $   12,932 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 45.22
2                         $ 45.23
3                         $ 45.24
4                         $ 45.25
5                         $ 45.26
6                         $ 45.27
7                         $ 45.28
8                         $ 45.28
9                         $ 45.29
10                        $ 45.30
11                        $ 45.31
12                        $ 45.32
Total                     $543.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $  (12.05)
2                         $  (11.98)
3                         $  (11.91)
4                         $  (11.85)
5                         $  (11.78)
6                         $  (11.72)
7                         $  (11.65)
8                         $  (11.59)
9                         $  (11.52)
10                        $  (11.46)
11                        $  (11.39)
12                        $  (11.33)
Total                     $ (140.22)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $12,932.12
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $    9,328 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,584.75
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $12,270.53
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   175.00
- Monthly Deduction***              $   630.19
- Mortality & Expense Charge****    $   137.31
+ Hypothetical Rate of Return*****  $   756.71
                                    ----------
=                                   $   15,585 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 45.02
2                         $ 45.02
3                         $ 45.02
4                         $ 45.02
5                         $ 45.02
6                         $ 45.02
7                         $ 45.02
8                         $ 45.02
9                         $ 45.02
10                        $ 45.02
11                        $ 45.02
12                        $ 45.02
Total                     $540.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     --------
1                         $  63.08
2                         $  63.08
3                         $  63.07
4                         $  63.07
5                         $  63.06
6                         $  63.06
7                         $  63.06
8                         $  63.05
9                         $  63.05
10                        $  63.05
11                        $  63.04
12                        $  63.04
Total                     $ 756.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $15,584.75
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $   11,981 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $18,700.40
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $14,266.06
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   175.00
- Monthly Deduction***              $   626.66
- Mortality & Expense Charge****    $   155.31
+ Hypothetical Rate of Return*****  $ 1,891.31
                                    ----------
=                                   $   18,700 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 44.78
2                         $ 44.77
3                         $ 44.76
4                         $ 44.75
5                         $ 44.74

6                         $ 44.73
7                         $ 44.72
8                         $ 44.71
9                         $ 44.70
10                        $ 44.68
11                        $ 44.67
12                        $ 44.66
Total                     $536.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ---------
1                         $  153.24
2                         $  154.02
3                         $  154.79
4                         $  155.58
5                         $  156.37
6                         $  157.17
7                         $  157.97
8                         $  158.78
9                         $  159.60
10                        $  160.43
11                        $  161.26
12                        $  162.09
Total                     $1,891.31

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $18,700.40
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $   15,096 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $94,785.61
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4   $  77,190.03
+ Annual Premium*                   $  25,000.00
- Premium Expense Charge**          $   1,250.00
- Monthly Deduction***              $   4,240.86
- Mortality & Expense Charge****    $     887.73
+ Hypothetical Rate of Return*****  $  (1,025.83)
                                    ------------
=                                   $     94,786  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ---------
1                         $  345.39
2                         $  345.48
3                         $  345.58
4                         $  345.67
5                         $  345.77
6                         $  345.86
7                         $  345.95
8                         $  346.05
9                         $  346.14
10                        $  346.23
11                        $  346.33
12                        $  346.42
Total                     $4,150.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                       Interest
-----                     ------------
1                         $    (87.96)
2                         $    (87.51)
3                         $    (87.06)
4                         $    (86.61)
5                         $    (86.16)
6                         $    (85.71)
7                         $    (85.26)
8                         $    (84.81)
9                         $    (84.36)
10                        $    (83.91)
11                        $    (83.47)
12                        $    (83.02)
Total                     $ (1,025.83)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $94,785.61
- Year 5 Surrender Charge      $20,840.00
                               ----------
=                              $   73,946 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $114,228.15
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $90,151.64
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $ 1,250.00
- Monthly Deduction***              $ 4,205.95
- Mortality & Expense Charge****    $ 1,004.73
+ Hypothetical Rate of Return*****  $ 5,537.21
                                    ----------
=                                   $  114,228 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ---------
1                         $  343.02
2                         $  343.02
3                         $  343.01
4                         $  343.01
5                         $  343.00
6                         $  343.00
7                         $  342.99
8                         $  342.99
9                         $  342.98
10                        $  342.98
11                        $  342.97
12                        $  342.97
Total                     $4,115.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                     ---------
1                         $  460.83
2                         $  460.94
3                         $  461.05

4                         $  461.16
5                         $  461.27
6                         $  461.38
7                         $  461.49
8                         $  461.60
9                         $  461.71
10                        $  461.82
11                        $  461.93
12                        $  462.04
Total                     $5,537.21

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $114,228.15
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $    93,388 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $137,062.72
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $104,772.99
+ Annual Premium*                   $ 25,000.00
- Premium Expense Charge**          $  1,250.00
- Monthly Deduction***              $  4,165.84
- Mortality & Expense Charge****    $  1,136.68
+ Hypothetical Rate of Return*****  $ 13,842.26
                                    -----------
=                                   $   137,063 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                     ---------
1                         $  340.35
2                         $  340.23
3                         $  340.11
4                         $  339.98
5                         $  339.85
6                         $  339.72
7                         $  339.59
8                         $  339.46
9                         $  339.33
10                        $  339.20
11                        $  339.07
12                        $  338.93
Total                     $4,075.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $ 1,119.92
2                         $ 1,125.87
3                         $ 1,131.86
4                         $ 1,137.90
5                         $ 1,143.99
6                         $ 1,150.13
7                         $ 1,156.32
8                         $ 1,162.56
9                         $ 1,168.86
10                        $ 1,175.20
11                        $ 1,181.60
12                        $ 1,188.05
Total                     $13,842.26

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $137,062.72
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   116,223 (rounded to the nearest dollar)